SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 29, 2000

                                OTC America, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

          Colorado                      0-15992                  84-1031311
----------------------------     -----------------------     -------------------
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


             600 17th Street, Suite 950 South
                     Denver, Colorado                            80202
         ----------------------------------------              ---------
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303) 260-6482

         This amendment to the Current Report on Form 8-K dated February 29, 2000 relates to the acquisition of Xtelegent Web Solutions Inc., doing business under the trade name of A-Znet.com!, by OTC America, Inc. which was completed effective February 29, 2000. The sole purpose of this amendment is to file the financial statements of A-ZNet.com, Inc. from August 3, 1998 (date of incorporation) through June 30, 1999 and the pro forma financial statements of OTC America for the six months ended December 31, 1999 and the year ended June 30 ,1999 which give effect to the acquisition of A-ZNet.com, Inc.



Item 7.  Financial Statements and Exhibits.


         (a) Financial information of business acquired.

               The audited financial statements of A-ZNet.com, Inc. from August 3, 1998 (date of inception) through June 30, 1999 are filed herewith and appear beginning at page F-2.

         (b) Pro forma financial information.

               The pro forma financials statements of OTC America for the six months ended December 31, 1999 and the year ended June 30, 1999 which give effect to the acquisition of Xtelegent are filed herewith and appear beginning at page F-12.

         (c) Exhibits.

              The following exhibits are furnished as part of this report:

              Exhibit 10.1 Stock Purchase Agreement by and between OTC America and the Shareholders of Xtelegent Web Solutions Inc. dated February 25, 2000*

              Exhibit 99.1   Press Release of OTC America dated March 1, 2000.*

* Previously filed with the original report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 12, 2000                                OTC America, Inc.


                                              By: /s/ Randy L. Phillips
                                                  --------------------------
                                                  Randy L. Phillips, President

                               A-Z NET.COM., Inc.
                         (A Development Stage Company)


                              FINANCIAL STATEMENTS
                                      with
                          INDEPENDENT AUDITORS' REPORT

         FROM AUGUST 3, 1998, (Date of Inception) to JUNE 30, 1999

                                    CONTENTS

INDEPENDENT AUDITOR'S REPORT................................................F-2
BALANCE SHEET...............................................................F-3
STATEMENT OF OPERATIONS.....................................................F-4
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT...............................F-5
STATEMENT OF CASH FLOWS.....................................................F-7
NOTES TO FINANCIAL STATEMENTS...............................................F-7

UNAUDITED PROFORMA FINANCIAL STATEMENTS.....................................F-12

                            Donald W. Prosser, P.C.
                                       DWP

                          Certified Public Accountants
                           820 16th Street, Suite 732
                                Denver, CO 80202
                                  720-904-1394
                               (fax) 720-904-1396


To the Board of Directors
A-Z NET.COM, Inc.
Syracuse, New York

We have audited the accompanying balance sheets of A-Z NET.COM, Inc. (A Development Stage Company) as of June 30, 1999 and the related statements of operations, changes in shareholder's deficit and cash flows for the period August 3, 1998 (Date of Inception) to June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present, in all material respects, the financial position of A-Z NET.COM, Inc. (A Development Stage Company) at June 30 1999 and the results of their operations and their cash flows for the period beginning August 4, 1998 (Date of Inception) to June 30, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company is attempting to establish itself as a player in a very competitive market. It also has a substantial need for cash to finance its development stage and on going activities. These and other factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 6. The accompanying financial statements do not include any adjustments relating to the recover ability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

                                        /s/ Donald W. Prosser, P.C.
                                        -----------------------------
                                        Donald W. Prosser, P.C.

Denver, Colorado
April 16, 2000

                               A-Z NET.COM., Inc.
                          (A Development Stage Company)

                                  BALANCE SHEET
                                  June 30, 1999

                                     ASSETS


     Current Assets:
        Cash                                                               $ 11,275
        Accounts Receivable                                                 115,703
        Prepaid Expenses                                                      5,523
                                                                 -------------------
                      Total Current Assets                                                  $ 132,501

     Property and Equipment, at cost:
        Leasehold improvements                                                    -
        Equipment                                                           692,249
        Furniture and fixtures                                               27,970
        Security systems                                                      5,366
                                                                 -------------------
                                                                            725,585

        Less Accumulated Depreciation                                       (81,110)
                                                                 -------------------
                  Property and Equipment, net                                                 644,475

     Other Assets:

        Securtity lease deposits                                             27,433
        Organizational costs, net                                             1,713
                                                                 -------------------
                       Total Other Assets                                                      29,146
                                                                                    ------------------

                          Total Assets                                                      $ 806,122
                                                                                    ==================

                      LIABILITIES AND STOCKHOLDER'S DEFICIT

     Current Liabilities:
        Account payable                                                   $ 373,559
        Accrued expenses                                                         50
        Current portion of capital leases                                   131,936
                                                                 -------------------
                   Total current liablilties                                                $ 505,545

     Long-term Liabilities:

        Long-term portion of capital leases                                 450,457
        Due to affiliate                                                    176,180
        Deferred revenue                                                     50,561
                                                                 -------------------
                  Total Long-term Liabilities                                                 677,198

     Stockholders' Deficit

        Common stock, no par value, 200 shares authorized,
            10 shares issued and outstanding                                     10
        Accumulated Deficit                                                (376,631)
                                                                 -------------------
                   Total Stockholders Deficit                                                (376,621)
                                                                                    ------------------

             Liabilities and Stockholders' Deficit                                          $ 806,122
                                                                                    ==================



     The accompanying notes are an integral part of this financial statement

                               A-Z NET.COM., Inc.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
       For the Period August 3, 1998 (Date of Inception) to June 30, 1999


  Revenue
     Service and telephone revenue                              $    977,083
     Less returns and allowances                                     (26,679)
                                                                ------------
                Net Revenue                                                     $     950,404

  Operating Expenes
     Telephone, bandwidth and tech support                           369,791
     Payroll and related expenses                                    313,018
     Legal and accounting                                            254,136
     Telephone                                                       100,051
     Advertising                                                      44,030
     Marketing                                                        27,272
     Depreciation                                                     73,094
     Rent expense                                                     39,217
     Bank charges and credit card fees                                12,675
     Insurance                                                        15,536
     Services                                                          5,098
     Office expense                                                   11,806
     Software                                                          1,408
     Entertainment                                                       543
     Utilities                                                           971
     Amortization                                                        273
     Auto Expenses                                                     1,631
                                                                ------------
          Total Operating Expenses                                                  1,270,550
                                                                                 ------------

  Loss from opertations                                                              (320,146)

  Other Income and (Expenses)
      Abandonment of leaseholds                                      (20,942)
      Interest expense                                               (35,168)
                                                                ------------
       Total other income and expense                                                 (56,110)
                                                                                 ------------
  Loss before income taxes                                                           (376,256)

  Income taxes                                                                           (375)
                                                                                 ------------
  Net loss                                                                      $    (376,631)

  The accompanying notes are an integral part of this financial statement

                               A-Z NET.COM., Inc.
                          (A Development Stage Company)

                  STATEMENT OF CHANGES OF STOCKHOLDERS' DEFICIT
       For the Period August 3, 1998 (Date of Inception) to June 30, 1999


                                                                                 Common Stock
                                                                             --------------------      Accumulated
                                                                              Shares      Amount         Deficit        Total
                                                                             --------   ---------      ----------    ---------
  Stockholders' (deficit), August 3, 1998 (Inception)                            10     $      10      $             $       10

  Net (loss)                                                                      -             -        (376,631)     (376,631)

  Distributions                                                                   -             -               -             -
                                                                             --------------------------------------------------
  Stockholders' (deficit), June 30, 1999                                         10     $      10      $ (376,631)   $ (376,621)
                                                                             ==================================================






  The accompanying notes are an integral part of this financial statement

                               A-Z NET.COM., Inc.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
       For the Period August 3, 1998 (Date of Inception) to June 30, 1999

  Cash flows from operating activities
     Net loss                                                                                 $    (376,631)
     Adjustments to reconcile net income to net cash
     provided by operating activities
        Depreciation and amortization                                       $       73,367
        (Increase) decrease in accounts recievable                                (115,703)
        (Increase) decrease in prepaid expenses                                     (5,523)
        Increase (decrease) in accounts payable                                    373,559
        Increase (decrease) in deferred revenue                                     50,561
        Increase (decrease) in accrued expenses                                         50
                                                                            --------------
                                                                                                    376,311
                                                                                              -------------
  Net cash used by operating activities                                                                (320)

  Cash flows from investing activities:

     Purchase of equipment & fixtures                                             (469,585)
      Organizational costs                                                          (2,165)
     Security lease deposit                                                        (27,433)
                                                                            --------------
  Net cash (used) in investing activities                                                          (499,183)

  Cash flows from financing activities
     Proceeds from capital leases                                                  377,608
     Payments on capital leases                                                    (43,010)
     Advances from affiliates                                                      176,180
                                                                            --------------
  Net cash (used) in financing activities                                                           510,778
                                                                                              -------------
  Net increase (decrease) in cash and cash equivalents                                               11,275

  Cash and cash equivalents - beginning of the year                                                       -
                                                                                              -------------
  Cash and cash equivalents - end of the year                                                $       11,275
                                                                                              =============




  The accompanying notes are an integral part of this financial statement

                                A-Z NET.COM, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999

Note 1 - Summary of Significant Accounting Policies

Business organization

A-Z NET.COM, INC. (the Company) is an Internet service provider with offices in Syracuse, New York. The company's revenue is generated from Internet access services provided to the general public and small to medium size businesses in central New York. Credit is granted predominantly to medium size business customers located in and around central New York.

Accounting Methods

The accrual basis of accounting is used for both financial and tax reporting.

Revenue Recognition

The Company's source of income is from providing Internet access. Customers are billed monthly, quarterly or annually in advance for services. Based on this billing practice, an account for "deferred revenue" will represent revenue not yet earned.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using straight-line and accelerated methods at rates based on the following estimated useful lives:

          Computer equipment                          5 to 6 years
          Furniture and fixtures                      5 to 7 years
          Leasehold improvements                    10 to 31 years

Depreciation expense totaled $ 73,094 from August 3, 1998 (date of inception) to December 31, 1999.

                                A-Z NET.COM, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 1999

Note 1 - Summary of Significant Accounting Policies (continued)

Income Taxes

Income taxes are provided for the tax effects of transactions reported to the financial statements consist of taxes currently due plus deferred taxes related primarily to differences between the treatment of start up costs for financial and income tax reporting. Deferred taxes also are recognized for operating losses that are available to offset future federal and state income taxes.

Use of Estimates

The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Note 2 - Transactions with Related Party

Amounts Due Overture Consulting

These amounts represent short-term advances for expenses during the ordinary course of business, from an affiliate, Overture Consulting, Inc. (a New York Corporation). Overture Consulting, Inc. paid all payroll and related expenses for the period August 3, 1998 (date of inception) to June 30, 1999 and charged a "Management Fee" for such services. All assets and related liabilities purchased by Overture Consulting, Inc. for the company are included in the balance sheet at June 30, 1999. There is no stated interest rate or repayment terms. Amounts are payable as cash flow from the company allows.

                                A-Z NET.COM, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 1999

Note 3 - Long-term Lease Obligations

Capital Lease Agreements

Capital leases consist of engagements with two leasing companies for the purchase of equipment with an initial cost of $323,477, for the period August 3, 1998 (date of inception) to June 30, 1999. These leases are guaranteed by an affiliate, Overture Consulting, Inc. The Company entered into new capital lease terms for Internet equipment purchased January 9, 1999. The prior terms of September 9, 1998 were amended to include an additional cost of $256,000. Total lease payments amounted to $ 84,996, including interest during the period August 3, 1998 (date of inception) to June 30, 1999.

The future minimum lease payments subsequent to June 30, 1999 are as follows:

       Year ended                                              Capital Leases

        2000                                                    $   131,936
        2001                                                        131,936
        2002                                                        131,936
        2003                                                        131,936
        2004                                                        131,936
                                                                 ----------

        Total                                                       659,680
        Less: amount representing interest                          (77,287)
                                                                 ----------
   Present value of minimum lease payments                          582,393
        Less: Current obligations                                  (131,936)
                                                                 ----------

   Long-term lease obligations                                  $   450,457
                                                                 ----------

                                A-Z NET.COM, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 1999

Note 3 - Long-term Lease Obligations (Continued)

Operating Lease Agreements

The Company currently has an operating lease agreement for its office space with MSM Development Company for a term of five years at $5,000 per month. This is a "triple net" lease, Whereby the Company is responsible for all taxes, insurance's and pass through charges. Total rent payments for the period of August 3, 1998 (date of inception) to June 30, 1999 were $39,217. At June 30, 1999, minimum future lease payments are as follows:

              Year Ending
               June 30                 Amount
              -----------            ---------
                2000                 $  60,000
                2001                    60,000
                2002                    60,000
                2003                    60,000
                2004                    20,000
                                     ---------
                                     $ 260,000
                                     ---------

Note 4 - Provision for Income Taxes

Operating Loss Carryforwards

The Company has loss carryforwards totaling $332,200 that my be offset against future taxable income. If not used, the carryforwards will expire in the year ending December 31, 2018.

                                A-Z NET.COM, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 1999

Note 5 - Provision for Income Taxes (Continued)

The provision for income taxes consists of the following:

         Current taxes (includes New York State Franchise tax)         $   (375)
         Deferred tax                                                         -
                                                                       --------
         Provision for Taxes on Income                                 $   (375)
                                                                       --------

Deferred tax assets and liabilities consists of the following:

        Deferred tax liability                                         $   (300)
        Deferred tax asset                                               50,000
        Valuation allowances                                            (49,700)
                                                                       --------
        Total deferred tax                                             $      0
                                                                       --------

The valuation allowances is due to the Company's inability to predict future operating profits to offset carryforward losses against.

Note 6 - Continued Operations

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage company as defined in Financial Accounting Standard No. 7, Accounting and Reporting by Development Stage Enterprises (FAS-7). It is devoting substantially all of its effort to raise capital, developing markets and customers and training personnel in order to generate significant operations. It is not certain that the Company will be able to obtain the financing required to fund the planned operations or retain sufficient management expertise to continue its planned business operations. The accompanying financial statements do not include any adjustments relating to the recover ability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

                                OTC AMERICA, INC
                           A Development Stage Company

                  UAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1999

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999
                        FOR THE YEAR ENDED JUNE 30, 1999

         The unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1999 and unaudited Pro Forma Consolidated Statements of Operations for the year ended June 30, 1999 and the six month period ended December 31, 1999
(collectively the Pro Forma Consolidated Financial Statements) give effect to the acquisition by OTC America, Inc. of all of the outstanding common stock of NGP Holdings Ltd., n/k/a Xtelegent Web Solutions, Inc., a company incorporated on October 28, 1999 to purchase an on-going business known as A-Z Net.com. ("A-Z Net") The transaction was accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion Number 16.

         The Pro Forma Consolidated Statements of Operations were prepared assuming that the acquisition described above was consummated as of the beginning of each period presented. The Pro Forma Consolidated Balance Sheet includes the pro forma purchase accounting entries for the acquisition and was prepared assuming that the transaction was consummated as of December 31, 1999.

         The unaudited Pro Forma Consolidated Financial Statements are based upon historical consolidated and combined financial statements of the Registrant and A-Z Net.

         The pro forma adjustments and the resulting pro forma consolidated financial statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant. A final determination of required purchase accounting adjustments and the allocation of the purchase price to the assets acquired based upon their respective fair values has not yet been made for the acquisition.

         The Pro Forma Consolidated Balance Sheet and the Pro Forma Consolidated Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the Pro Forma Consolidated Financial Statements do not reflect changes that may occur as the result of post-combination activities and other matters.

         The Pro Forma Consolidated Financial Statements and notes thereto should be read in conjunction with the accompanying historical financial statements and notes thereto of A-Z Net and the audited financial statements of the Registrant in its Annual Report on Form 10-KSB for the year ended June 30, 1999.

                                OTC AMERICA, INC
                           A Development Stage Company

          Unaudited Pro Form Condensed, Combined Financial Information
                                December 31, 1999

         The following unaudited pro forma condensed, combined balance sheet and pro forma condensed, combined statement of operations give effect to the acquisition by OTC America, Inc. of all of the outstanding common stock of NGP Holdings Ltd., n/k/a Xtelegent Web Solutions, Inc. (A-Z Net).

         These unaudited pro forma condensed, combined statements are not necessarily indicative of results of operations had the acquisitions occurred at July 1, 1999, nor the results to be expected in the future.

         The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma condensed, consolidated statements.

A. Adjustment reflects the $3,490,947 purchase price of the outstanding common stock of A-Z Net. The consideration paid in this transaction was $1,540,947 in cash (advances made to A-Z Net prior to the acquisition), and 325,000 shares of OTC America, Inc.'s common stock valued at $6.00 per share, $1,950,000.

B. Adjustment to recognize six months amortization expense ($397,534) on the customer list. The excess ($2,385,204) of the purchase price over the fair value of the assets acquired was allocated to the acquired customer list. The customer list was amortized over three years.

C. Adjustment to reflect the forgiveness of the debt owed to OTC America, Inc. as a result of the acquisition.

D. Adjustment to reflect the increase of 325,000 shares in weighted average shares outstanding and the effect on basic and diluted loss per share. Elimination of 25,000 shares of A-Z Net.

                                OTC AMERICA, INC.
                   PRO FORMA CONDENSED, COMBINED BALANCE SHEET
                                DECEMBER 31, 1999
                                   (UNAUDITED)

                                                                     OTC             NGP             PRO FORMA
                                                                  AMERICA,        HOLDINGS,          ADJUSTMENTS            TOTAL
                                                                     INC.            LTD.
                                                               --------------------------------------------------------------------
 Current Assets:
    Cash and cash equivalents                                   $   565,471     $   167,296                            $    732,767
    Accounts Receivable                                                   -         357,653                                 357,653
    Advances to NGP Holdings, LTD.                                1,540,947               -    A     $ (1,540,947)                -
    Preferred stock issuance costs, net                              39,026               -                                  39,026
    Prepaid Interest                                                 18,750               -                                  18,750
   Prepaid Expenses                                                       -          21,997                                  21,997
                                                                ---------------------------                            ------------
                    Total Current Assets                          2,164,194         546,946                               1,170,193
                                                                ---------------------------                            ------------
                     Property and Equipment, net                          -         242,346                                 242,346
                                                                ---------------------------                            ------------
Other Assets:
    Customer list                                                                              A     $  2,362,430         2,362,430
    Security lease deposits                                           1,444           2,434                                   3,878
    Organizational costs, net                                             -           2,166                                   2,166
     Acquisition costs                                                    -         255,415                                 255,415
     Goodwill                                                             -       1,676,621                               1,676,621
     Less accumulated amortization                                        -        (186,156)                               (186,156)
                                                                ---------------------------
                     Total Other Assets                               1,444       1,750,480                               4,114,354
                                                                -------------------------------------------------------------------
 Total Assets                                                   $ 2,165,638     $ 2,539,772          $    821,483      $  5,526,893
                                                                ===================================================================

                  LIABILITIES AND STOCKHOLDER'S DEFICIT
Current Liabilities:
    Account payable                                                 $ 6,731        $ 30,864                                $ 37,595
    Accrued expenses                                                      -               -                                       -
    Advance from OTCA                                                     -       1,160,947    C     $ (1,160,947)                -
    Note payable                                                          -       1,150,000                               1,150,000
    Current portion of capital leases                                     -          16,381                                  16,381
    Due to related party                                             16,846               -                                  16,846
                                                                ---------------------------                            ------------
                      Total current liabilities                      23,577       2,358,192                               1,220,822
                                                                ---------------------------                            ------------
 Long-term Liabilities:
    Long-term portion of capital leases                                   -          44,514                                  44,514
    Due to affiliate                                                      -         149,671                                 149,671
    Deferred revenue                                                      -          19,825                                  19,825
                                                                ---------------------------                            ------------
                      Total Long-term Liabilities                         -         214,010                                 214,010
                                                                ---------------------------                            ------------
    Redeemable Preferred Stock
    Series A preferred stock, no par value, 2,500,000
    shares authorized; 2,500,000 ($1.00 stated value)
    shares issued and outstanding recorded at fair
    value, includes $1,574,062 accrued accretion                  4,074,062               -                               4,074,062

 Stockholders' Equity:

    Preferred stock, no par value, 17,500,000 shares
    authorized; -0- shares issued and outstanding                         -               -                                       -

    Common stock, $0.0001 par value; 150,000,000
    shares authorized; 2,400,024 shares issued and
    outstanding                                                         240               -    A             $ 33               273

    Common stock, $0.001 par value, 25,000 shares
        authorized, 25,000 shares issued and outstanding                  -              25    A            $ (25)                -

    Additional paid in capital                                      600,218           8,475    A      $ 1,941,492         2,550,185

    Retained Earnings (Deficit)                                  (2,532,459)        (40,930)   A      $    40,930        (2,532,459)
                                                                ---------------------------                            ------------
                                    Total Stockholders' Equity    2,142,061         (32,430)                                 17,999
                                                                -------------------------------------------------------------------
 Total Liabilities and Stockholders' Equity                     $ 2,165,638     $ 2,539,772           $   821,483      $  5,526,893
                                                                ===================================================================

                                OTC AMERICA, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR SIX MONTHS ENDING DECEMBER 31, 1999
                                   (UNAUDITED)



                                                                      OTC             NGP             PRO FORMA
                                                                    AMERICA         HOLDINGS          ADJUSTMENTS          TOTAL
                                                                      INC.            LTD.
                                                                -------------------------------------------------------------------
     Revenue
        Service and telephone revenue                           $          -       $ 513,917                          $    513,917
        Less returns and allowances                                        -          (8,457)                               (8,457)
                                                                ----------------------------                           ------------
     Net Revenue                                                           -         505,460                               505,460
                                                                ----------------------------                           ------------
     Operating Expenses                                              149,288         599,037   B        397,534          1,145,859

     Income (loss) from operations                                  (149,288)        (93,577)  B       (397,534)          (640,399)
                                                                ----------------------------                           ------------
     Other Income and (Expenses)
         Abandonment of leaseholds                                         -               -                                     -
         Interest expense                                         (1,510,600)         (7,447)                           (1,518,047)
         Interest income                                              37,026               -                                37,026
         Gain on sale of assets                                            -          60,419                                60,419
        Realized gain on investments                                   3,062               -                                 3,062
                                                                ----------------------------                           ------------
     Total other income and (expense)                             (1,470,512)         52,972                            (1,417,540)
                                                                ----------------------------                           ------------
     Net Income (Loss) before income taxes                        (1,619,800)        (40,605)                           (2,057,939)

     Income taxes                                                          -            (325)                                 (325)
                                                                ----------------------------                           ------------
     Net loss                                                   $ (1,619,800)      $ (40,930)  B     $ (397,534)      $ (2,058,264)
                                                                ===================================================================


     NET INCOME (LOSS) PER COMMON SHARE
          Basic and diluted                                     $      (0.83)      $   (1.64)                         $      (0.90)
                                                                ============================                          =============

     SHARES USED FOR COMPUTING NET LOSS PER COMMON SHARE
          Basic and diluted                                        1,950,024          25,000   D        300,000          2,275,024
                                                                ============================                          =============

                                OTC AMERICA, INC
                           A Development Stage Company

          Unaudited Pro Form Condensed, Combined Financial Information
                                  June 30, 1999

         The following unaudited pro forma condensed, combined statement of operations gives effect to the acquisition by OTC America, Inc. of all of the outstanding common stock of NGP Holdings Ltd., n/k/a Xtelegent Web Solutions, Inc. (A-Z Net).

         This unaudited pro forma condensed, combined statement of operations is not necessarily indicative of results of operations had the acquisitions occurred at July 1, 1998, nor the results to be expected in the future.

         The following footnote should be read in understanding pro forma adjustments to the unaudited pro forma condensed, consolidated statement.

A. Adjustment to recognize twelve months amortization expense ($795,068) on the customer list. The excess ($2,385,204) of the purchase price over the fair value of the assets acquired was allocated to the acquired customer list. The customer list was amortized over three years.

B. Adjustment to reflect the increase of 325,000 shares in weighted average shares outstanding and the effect on basic and diluted loss per share. Elimination of 25,000 shares of A-Z Net.

      OTC AMERICA, INC.
                PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS FOR ONE YEAR ENDING JUNE 30, 1999 (UNAUDITED)


                                                                  OTC                A-Z               PRO FORMA
                                                                AMERICA,           NET.COM,           ADJUSTMENTS         TOTAL
                                                                  INC.               Inc.
                                                              ---------------------------------------------------------------------
     Revenue
        Service and telephone revenue                         $        -        $   977,083                            $    977,083
        Less returns and allowances                                    -            (26,679)                                (26,679)
                                                              -----------------------------                            ------------
     Net Revenue                                                       -            950,404                                 950,404
                                                              -----------------------------                            ------------
     Operating Expenses                                           74,061        $ 1,270,550   A        $ 795,068          2,139,679

     Income (loss) from operations                               (74,061)          (320,146)  A          795,068         (1,189,275)
                                                              ---------------------------------------------------------------------
     Other Income and (Expenses)
         Abandonment of leaseholds                                     -            (20,942)                                (20,942)
         Interest expense                                       (344,712)           (35,168)                               (379,880)
         Interest income                                          19,853                  -                                  19,853
         Unrealized gain on investments                            4,372                  -                                   4,372
                                                              ---------------------------------------------------------------------
     Total other income and (expense)                           (320,487)           (56,110)                   -           (376,597)
                                                              ---------------------------------------------------------------------
     Income (loss) before income taxes                          (394,548)          (376,256)  A          795,068         (1,565,872)

     Income taxes                                                      -               (375)           $       -               (375)
                                                              ---------------------------------------------------------------------
     Net income (loss)                                        $ (394,548)       $  (376,631)  A        $ 795,068       $ (1,566,247)
                                                              =====================================================================


     NET LOSS PER COMMON SHARE
          Basic and diluted                                   $    (0.32)       $    (15.07)                           $      (1.00)
                                                              =====================================================================

     SHARES USED FOR COMPUTING NET LOSS PER COMMON SHARE
          Basic and diluted                                    1,244,723             25,000   B          300,000          1,569,723
                                                              =====================================================================